Segment Reporting (Reconciliation of The Total Reportable Segment's Operating Income to the Consolidated Earnings Before Income Taxes) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Oct. 02, 2011	Oct. 03, 2010
Segment Reporting [Abstract]
Operating income	$ 1,997.4	$ 1,728.5	$ 1,419.4
Interest income and other, net	94.4	115.9	50.3
Interest expense	(32.7)	(33.3)	(32.7)
Earnings before income taxes	$ 2,059.1	$ 1,811.1	$ 1,437.0